UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2017

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas  75201
(Address of principal executive offices)   (zip code)

(214) 462-6831
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Comerica Incorporated ("Comerica") held its 2017 Annual Meeting of Shareholders on April 25, 2017.  Matters voted upon by shareholders at that meeting were:

(i)	the election of eleven directors;
(ii)	the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2017;
(iii)	the approval of a non-binding, advisory proposal approving executive compensation; and
(iv)	a non-binding, advisory proposal regarding the frequency that shareholders are to be presented with advisory proposals approving executive compensation (every one, two or three years).

The final number of votes cast for, against or withheld (if applicable), as well as the number of abstentions and broker non-votes, with respect to each matter is set forth below.

Proposal 1

The director nominees listed below each received a majority of the votes cast that were present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, and such individuals were each elected to serve as a director with a one-year term expiring in 2018.  The results were as follows:

Director Nominees	For	Against	Abstained	Broker Non-Vote
Ralph W. Babb, Jr.	131,118,100	5,354,924	327,409	14,323,300
Michael E. Collins	136,204,986	389,146	206,301	14,323,300
Roger A. Cregg	135,188,814	1,435,613	176,006	14,323,300
T. Kevin DeNicola	135,320,394	1,298,706	181,333	14,323,300
Jacqueline P. Kane	136,176,712	444,530	179,191	14,323,300
Richard G. Lindner	133,937,567	1,270,356	1,592,510	14,323,300
Alfred A. Piergallini	134,781,716	1,787,209	231,508	14,323,300
Robert S. Taubman	135,424,857	1,185,173	190,403	14,323,300
Reginald M. Turner, Jr.	135,266,389	1,319,044	215,000	14,323,300
Nina G. Vaca	135,829,000	792,023	179,410	14,323,300
Michael G. Van de Ven	136,313,754	287,705	198,974	14,323,300

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
149,006,294	1,965,572	151,867	0

Proposal 3

The nonbinding, advisory proposal approving executive compensation was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
133,396,772	2,967,899	435,762	14,323,300

Proposal 4

For the non-binding, advisory proposal regarding the frequency that shareholders are to be presented with advisory proposals approving executive compensation (every one, two or three years), the frequency of one year received the highest number of votes cast by shareholders. The results were as follows:

One Year	Two Years	Three Years	Abstained	Broker Non-Vote
124,518,411	437,990	11,567,539	276,342	14,323,451

Accordingly, in light of this result and consistent with Comerica’s recommendation, the Board has determined that Comerica will hold an advisory vote on executive compensation every year until the next required vote on the frequency of shareholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ John D. Buchanan
	Name:	John D. Buchanan
	Title:	Executive Vice President - Chief Legal Officer

Date: April 28, 2017